                                                                    EXHIBIT 10.1

               THIRTEENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

     This Thirteenth Amendment to Loan and Security Agreement (the "Thirteenth
Amendment") is made as of October 20, 2005 by and between Proliance
International, Inc., ("Proliance"), Ready Aire, Inc. ("RA"; together with
Proliance, the "Borrowers"), Transpro Inc. de Mexico, S.A. de C.V. ("GO/DAN
Mexico") and Radiadores GDI, S.A. de C.V. ("Radiadores"; together with GO/DAN
Mexico, the "Obligors"), and Wachovia Capital Finance Corporation (New England),
formerly known as Congress Financial Corporation (New England), as lender (the
"Lender").

     WHEREAS, the Lender, Borrowers and Obligors are parties to that certain
Loan and Security Agreement dated as of January 4, 2001, as amended, supplemented or otherwise modified through the date hereof and from time to time
(the "Loan Agreement");

     WHEREAS, Borrowers have requested that Lender amend certain provisions of the Loan Agreement as set forth herein; and

     WHEREAS, the Lender has agreed to amend certain provisions of the Loan
Agreement subject to the terms and conditions hereof;

     NOW THEREFORE, based on these premises, and in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the
Borrowers, the Obligors and the Lender hereby agree as follows:

     1. Amendments to Loan Agreement.

          1.1. Definition of Revolving Loan Ceiling. The definition of
     "Revolving Loan Ceiling" set forth in Section 1.50 of the Loan Agreement is hereby deleted in its entirety and the following definition is substituted in lieu thereof:

          "1.50 'Revolving Loan Ceiling' shall mean an amount equal to
          $80,000,000.00 less the principal amount of the Term Loan outstanding from time to time."

          1.2. Unused Line Fee. Section 3.4 of the Loan Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

          "3.4 Unused Line Fee. Borrowers shall pay to Lender monthly, in arrears on the first day of each month, an unused line fee at a rate equal to one quarter of one (.25%) percent per annum calculated upon the amount by which (i) from October 1, 2005

          through June 30, 2006, the Maximum Credit minus $5,000,000 exceeds the average daily principal balance of the outstanding Revolving Loans and
          Letter of Credit Accommodations during the immediately preceding month
          (or part thereof) and (ii) from July 1, 2006 and thereafter (so long as any of the Obligations are outstanding), the Maximum Credit exceeds the average daily principal balance of the outstanding Revolving Loans and Letter of Credit Accommodations during the immediately preceding month (or part thereof)."

          1.3. Financial Covenants

               (a) Minimum EBITDA. Section 9.20 of the Loan Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

          "9.20 Minimum EBITDA. Borrowers shall achieve, on a consolidated basis, EBITDA of not less than the amounts set forth below for the twelve consecutive month periods ending on the dates set forth below:

          -------------------------------------------------------------------
          Test Date                                          Amount
          -------------------------------------------------------------------
          September 30, 2005                                 ($3,700,000)
          -------------------------------------------------------------------
          December 31, 2005                                  ($21,800,000)
          -------------------------------------------------------------------
          March 31, 2006                                     ($12,500,000)
          -------------------------------------------------------------------
          June 30, 2006                                      ($4,500,000)
          -------------------------------------------------------------------
          September 30, 2006                                 $9,000,000
          -------------------------------------------------------------------
          December 31, 2006                                  $19,200,000
          -------------------------------------------------------------------
          March 31, 2007 and at each calendar quarter end    $21,200,000
          thereafter
          -------------------------------------------------------------------

          For purposes of this Section 9.20, `EBITDA' shall mean the sum, without duplication, of the following as determined on a consolidated basis in accordance with GAAP for Proliance and its wholly owned subsidiaries (but not including G&O Manufacturing Company, Inc., except that such calculation shall include (to the extent applicable)
          EBITDA attributable to G&O Manufacturing Company, Inc. only for the three-month period ending December 31, 2004): (a) Net Income, plus (b)
          interest expense on all indebtedness to the extent deducted in determining Net Income, (c) taxes on income to the extent deducted in determining Net Income, (d) depreciation expense to the extent deducted in determining Net Income, (e) amortization expense to the extent deducted in determining Net Income, (f) minus non-cash gain or plus non-cash loss from the sale of assets, other than sales in the ordinary course of business but only to the

          extent added to or deducted in determining Net Income, and (g) minus negative goodwill to the extent added in determining Net Income.

          Compliance with the foregoing EBITDA covenant will not be required (i)
          at September 30, 2005 if Excess Availability equals or exceeds
          $15,000,000 at all times from August 1, 2005 through September 30,
          2005 and (ii) on any test date after September 30, 2005 if Excess
          Availability equals or exceeds $15,000,000 at all times during the calendar quarter immediately preceding such test date."

               (b) Minimum Excess Availability. Section 9.20A is amended by adding the following sentence at the end thereof:

          "Solely for the purpose of this Section 9.20A, Excess Availability shall be determined without regard to the limitation that the Maximum
          Credit and the Revolving Loan Ceiling place on the Revolving Loans available to the Borrowers."

               (c) Maximum Inventory. The following Section 9.20B is hereby added to the Loan Agreement in proper numerical order:

          "9.20B Maximum Inventory. The Value of the Borrowers' Inventory shall not exceed $122,000,000, on a consolidated basis (excluding the
          Inventory of NRF B.V. and Manufacturera Mexicana, SA de C.V.) as of
          December 31, 2005."

     2. Conditions Precedent. The following are all of the conditions precedent to the effectiveness of this Amendment and the agreements of the Lender hereunder:

          2.1. payment to Lender in immediately available funds of all documented out-of-pocket expenses, including, without limitation, reasonable attorneys' fees and disbursements, incurred by the Lender through the date hereof, in accordance with Section 4 hereof;

          2.2. receipt by Lender of this Thirteenth Amendment, duly executed by the Borrowers and Obligors;

          2.3. each of the representations and warranties set forth in Section 3 hereof is true, accurate and correct in all material respects as of the date hereof (or such other date referenced in Section 3 hereof).

     3. Representations and Warranties. Each Borrower and Obligor jointly and severally represents and warrants to Lender the following, as applicable:

          3.1. Organization and Qualification. Each of the Borrowers and
     Obligors is duly incorporated or formed, as applicable, validly existing, and in good standing under the laws of their respective jurisdictions of incorporation or

     formation, as applicable. Each Borrower and Obligor is duly qualified to do business and is in good standing as a foreign corporation or other applicable organization in all states and jurisdictions in which the failure to be so qualified would have a material adverse effect on the financial condition, business or properties of such Borrower or Obligor.

          3.2. Power and Authority. Each Borrower and Obligor are duly authorized and empowered to enter, deliver, and perform this Thirteenth
     Amendment. The execution, delivery, and performance of this Thirteenth
     Amendment has been duly authorized by all necessary corporate action of each of the applicable Borrowers and Obligors. The execution, delivery and performance of this Thirteenth Amendment do not and will not (i) require any consent or approval of the shareholders of the Borrowers or the
     Obligors; (ii) contravene the charter or by-laws or equivalent organizational documents of any of the Borrowers or Obligor; (iii) violate or cause any Borrower or Obligor to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to such Borrower or
     Obligor; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Borrower or Obligor is a party or by which such
     Borrower's or Obligor's properties may be bound or affected, which breach or default is reasonably likely to have a material adverse effect on the financial condition, business or properties of such Borrower or Obligor; or
     (v) result in, or require, the creation or imposition of any lien (other than the liens set forth in Schedule 8.4 to the Loan Agreement) upon or with respect to any of the properties now owned or hereafter acquired by any Borrower or Obligor.

          3.3. Legally Enforceable Agreement. This Thirteenth Amendment is a
     legal, valid and binding obligation of each of the Borrowers and Obligors and is enforceable against each of the Borrowers and Obligors in accordance with the terms hereof subject to bankruptcy, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

          3.4. Continuous Nature of Representations and Warranties. Each
     Borrower confirms and agrees that, except for the amendments to the Loan
     Agreement provided herein and in the other previously executed amendments to the Loan Agreement, (a) all representations and warranties contained in the Loan Agreement and in the other Financing Agreements (as amended prior to the date hereof and pursuant to this Amendment) are on the date hereof true and correct in all material respects (except with respect to deviations therefrom permitted under Article 9 of the Loan Agreement)
     except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrowers confirm, reaffirm and restate such representations and warranties as of such earlier date, (b) all Information Certificates delivered in conjunction with the
     Loan Agreement and the Twelfth Amendment to Loan and Security Agreement
     dated as of July 21, 2005, as the same may be amended and/or restated, remain true and correct in all material respects and (c) it is unconditionally, absolutely, and jointly and severally liable for the punctual and full performance and payment of all

     Obligations, including, without limitation, all termination fees under
     Section 12.1(c) of the Loan Agreement, charges, fees, expenses and costs
     (including attorneys' fees and expenses) under the Financing Agreements, and that no Borrower has any defenses, counterclaims or setoffs with respect to full, complete and timely payment of all Obligations.

     4. Acknowledgement of Obligations. Each Obligor, for value received, hereby consents to the Borrowers' execution and delivery of this Thirteenth Amendment, and the performance by the Borrowers of their respective agreements and obligations hereunder. The Borrowers' performance and/or consummation of any transaction or matter contemplated under this Thirteenth Amendment shall not limit, restrict, extinguish or otherwise impair any of the Obligors' obligations to Lender with respect to the Financing Agreements, as applicable. Each Obligor acknowledges that it is unconditionally liable to Lender for the full and complete payment of all Obligations, including, without limitation, all charges, fees, expenses and costs (including attorney's fees and expenses) under the
Financing Agreements and that such Obligor has no defenses, counterclaims or setoffs with respect to full, complete and timely payment of any and all
Obligations.

     5. Confirmation of Liens. Each Borrower and Obligor acknowledges, confirms and agrees that the Financing Agreements, as amended hereby, are effective to grant to Lender duly perfected, valid and enforceable first priority security interests in and liens on the Collateral described therein, except for liens referenced in Sections 8.4 and 9.8 and Schedule 8.4 of the Loan Agreement, and
that the locations for such Collateral specified in the Financing Agreements have not changed except as provided herein or as previously disclosed to the
Lender. Each Borrower and Obligor further acknowledges and agrees that all
Obligations of the Borrowers are and shall be secured by the Collateral.

     6. Miscellaneous. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Financing Agreements. Borrowers hereby agree to pay to Lender all reasonable attorney's fees and costs which have been incurred or may in the future be incurred by Lender in connection with the negotiation, preparation, performance and enforcement of this Thirteenth
Amendment and any other documents and agreements prepared and/or reviewed in connection herewith. The undersigned confirm that the Financing Agreements remain in full force and effect without amendment or modification of any kind, except for as set forth in this Thirteenth Amendment (and as set forth in any previously executed amendments to the Loan Agreement). The Borrowers and
Obligors further confirm that no Event of Default or events which with notice or the passage of time or both would constitute an Event of Default have occurred and are continuing. The execution and delivery of this Thirteenth Amendment by
Lender shall not be construed as a waiver by Lender of any Event of Default under the Financing Agreements. This Thirteenth Amendment shall be deemed to be a Financing Agreement and, together with the other Financing Agreements, constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior dealings, correspondence, conversations or communications between the parties with respect to the subject matter hereof.

                      REST OF PAGE LEFT INTENTIONALLY BLANK

                        Signature page to Thirteenth Amendment to Loan Agreement

     IN WITNESS WHEREOF, the Borrowers, the Obligors, and the Lender have executed this Thirteenth Amendment as of the date first above written, by their respective officers hereunto duly authorized, under seal.

                                            BORROWERS:

WITNESS                                     PROLIANCE INTERNATIONAL, INC.

/s/ R.C. Freeman                            By: /s/ R.A. Wisot
-----------------------                         --------------------------------
                                            Title: Vice President
                                                   -----------------------------

                                            READY AIRE, INC.

/s/ R.C. Freeman                            By: /s/ R.A. Wisot
-----------------------                         --------------------------------
                                            Title: Vice President
                                                   -----------------------------

                        Signature page to Thirteenth Amendment to Loan Agreement

                                           OBLIGORS:

                                           TRANSPRO INC. de MEXICO, S.A. de C.V.

/s/ R.C. Freeman                           By: /s/ R.A. Wisot
-----------------------                        ---------------------------------
                                           Title: Vice President
                                                  ------------------------------

                                           RADIADORES GDI, S.A. de C.V.

/s/ R.C. Freeman                           By: /s/ R.A. Wisot
-----------------------                        ---------------------------------
                                           Title: Vice President
                                                  ------------------------------

                                           LENDER:
                                           -------

                                           WACHOVIA CAPITAL FINANCE CORPORATION
                                           (NEW ENGLAND)

/s/ Michelle Simon Long                    By: /s/ Will A. Williams
-----------------------                        ---------------------------------
                                           Title: Vice President
                                                  ------------------------------